UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2026, First Community Bankshares, Inc. (the “Company”) held its annual shareholders’ meeting. As of February 27, 2026, the record date, there were 19,075,028 issued and outstanding shares of Common Stock. A total of 12,220,051 shares of common stock were voted by proxy, and 157,996 shares of common stock were voted in person, representing 64.89% of the shares entitled to be voted. At the meeting, the Company’s shareholders: (i) elected the persons listed below under Proposal 1 to serve as directors of the Company for a term that will continue until the 2029 annual meeting of shareholders; (ii) approved under Proposal 2, the non-binding, advisory vote on executive compensation; (iii) recommended under Proposal 3, the non-binding, advisory basis, the frequency of future shareholder advisory votes on the Corporation’s executive compensation program; (iv) under Proposal 4, to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2026.

The following tables summarize voting results by the Company’s shareholders.

Proposal 1: To elect two (2) directors to serve as members of the Board of Directors Class of 2029.

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Gary R. Mills	9,514,305	236,148	-	2,627,593
M. Adam Sarver	7,902,368	1,848,085	-	2,627,593

Proposal 2: Non-binding, advisory vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

9,446,382	247,931	56,140	2,627,593

Proposal 3:Non-binding, advisory basis, the frequency of future shareholder advisory votes on the Corporation’s executive compensation program.

1 Year	2 Years	3 Years	Abstentions

8,612,739	10,080	970,211	157,423

Proposal 4: To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes

11,887,671	468,263	22,112

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	April 29, 2026	By:	/s/ David D. Brown
David D. Brown
Chief Financial Officer